产品制造及采购协议

Product manufacture and purchase agreement

编号：CG-YS-110125

No.: CG-YS-110125

甲方：广州亲西元食品有限公司

Party A: Guangzhou Qinxiyuan Food Co., Ltd.

乙方：烟台益生药业有限公司

Party B: Yantai Yisheng Pharmaceutical Co., Ltd.

丙方：山东省农业科学院

Party C: Shandong Academy of Agricultural Sciences

乙方为专业生产保健品的制造商，丙方为“硒芝胶囊”配方的所有者，甲丙双方依据《中华人民共和国合同法》及相关法律规定，签订了《许可使用协议》，独家许可甲方使用“硒芝胶囊”配方。依据上述协议内容，甲方在征询了丙方的同意后，与丙方指定的生产商即乙方进行合作，因此甲乙双方就硒芝胶囊的生产与采购的相关事宜达成一致意见，签订以下协议条款，以兹共同遵守。

Party B is a professional manufacturer of health products, and Party C is the owner of the formula of “selenium ganoderma capsules”. Party A and Party C has entered into a Licensing Agreement in accordance with the Contract Law of People's Republic of China and relevant laws and regulations, which authorized Party A a sole license for the usage of “selenium ganoderma capsules” formula. According to the above agreement’s content, after acquiring the permission of Party C, Party A cooperate with the appointed manufacturer by Party C, that is Party B. Therefore, Party A and Party B reach consensus on the conditions of the production and purchase of selenium ganoderma capsules, and signed the following articles of agreement to be abide by both parties.

1、

合作内容

I. Cooperation content

由乙方按照甲方提供的配方进行产品生产，甲方在生产的产品上冠以自己的注册商标，甲方指定其工作人员对乙方的生产过程进行全程监督，甲方通过订货单（见附件）向乙方采购产品，并支付采购费用。

Party B produces products according to the formula provided by Party A, and Party A labels its own registered trademark on the products. Party A appoints its staffs to supervise the whole production process of Party B, Party A purchases products from Party B through indent (see attachment) and pays purchase fee.

2、

合作期限

II. Term of Cooperation

甲乙双方合作期限为五年，自本合同签订之日起计算。

The term of cooperation between Party A and Party B is five years and is calculated from the date that the contract is signed.

3、

到货时间、运输方式

III. Delivery time, mode of transportation

乙方收到订货单（一式两份）后20日内安排发货。甲方选择运输方式并承担运费，将货物运输到订货单中约定的地址。

Upon receiving the indent (in duplicate), Party B arranges consignment within 20 days. Party A chooses the transportation mode and covers the freight. The goods will be delivered to the appointed address in the indent.

4、

确认单回执

IV. Receipt of confirmation sheet

乙方按照双方约定发货之后，需将发票及一份填写发货日期并签章之后的订货单寄送与甲方确认。

After arranged the consignment according to the agreements between Party A and Party B, Party B shall send the invoice and indent that is filled in delivery date and sealed to Party A for confirmation.

5、

货款及结算

V. Payment for goods and settlement

甲方收到乙方寄回的发票及订货单之日起20日内付全款（节假日顺延），产品单价及全款金额以订货单的约定为准。

Party A pays full payment within 20 days (if it runs into holidays, it can be postponed) upon receiving the invoice and indent that are sent by Party B, and product unit price and full amount are subject to the agreements in the indent.

6、

甲方权利义务

VI. Rights and obligations of Party A

1、

甲方有权要求乙方提供生产保健产品所需要的有效资质证件。

Party A has the right to seek effective qualifications acquired for producing health products.

2、

甲方有权要求乙方在其生产的产品上标注由甲方提供的注册商标。

Party A shall be entitled to request party B to label the registered trademark provided by Party A on the products produced by Party B.

3、

甲方有权安排人员到乙方的生产基地进行生产监督。

Party A has the right to arrange staffs to conduct production supervising to the production base of Party B.

4、

甲方应严格按照本协议的约定按期向乙方结算货款，未按照该约定履行义务的，应承担相应的违约责任。

Party A shall settle the payment for goods to Party B according to the agreement strictly, any Party that does not fulfill obligations according to the agreement should undertake correspondent violation obligations.

2、

乙方权利义务

VII. Rights and obligations of Party B

1、

乙方应当按照约定的期限、向约定的地点发送货物。

Party B shall deliver goods to appointed places according to agreed time limit.

2、

乙方应当在其为甲方提供的产品上标注甲方提供的注册商标。

Party B shall label the registered trademark provided by Party A on the products that are supplied by Party A.

3、

乙方应当确保产品的包装符合国家规定，确保产品在运输方面的安全。

Party B shall ensure the package of products are subject to the national regulations and the food safety during the transportation.

4、

乙方应接受甲方专业人员的技术指导及产生监督。

Party B shall instruct and generate supervision receive the technique instruction of professional staffs and supervise.

5、

乙方提供的产品须符合双方约定的质量要求，保证符合国家或地方食品卫生标准的合格产品。

Products that are provided by Party B shall conform to the quality requirements that are appointed by both parties to assure the products comply to the food hygienic standard of the country or local.

6、

乙方对掌握的配方信息附有保密义务。

Party B has the confidentiality obligations of the mastered receipt information.

2、

违约责任

VIII. Violation liabilities

1、本协议签订后，双方应遵循平等诚信的原则，按照合同约定履行各自义务。任何一方不履行本协议或者履行本协议所约定的义务不符合约定的，应当承担违约责任，并赔偿守约方因此遭受的全部实际损失。

   After the signature of the agreement, both parties shall perform respective obligations abide by the rules of equality and honest and according to the agreement of the contract. Any party who does not perform this agreement or performs obligations that does not comply with the contract agreed upon, he /she shall be liable for the breach of contract and compensate Party A all the actual losses suffered because of this.

2、因产品质量问题造成甲方经济损失的，乙方应承担赔偿甲方经济损失的责任。

Due to problems of product quality causing economic losses to Party A, Party B shall be liable for the economic losses compensation of Party A.

3、乙方提供货物不符合双方约定标准的，应及时更换货物，并承担更改货物的费用。

   If goods provided by Party B do not meet the standard agreed by the two sides, Party B shall timely replace them and undertake the expenses occurred during the change of the goods.

4、乙方无正当理由迟延发送货物，造成甲方销售损失的，由乙方承担甲方的实际损失。

 Party B delays in delivering goods without a justified reason, resulting in the losses on the sales of Party A, Party B shall undertake the actual losses of Party A.

5、合作期限内，甲乙任何一方无正当理由擅自终止合作的，承担由此给对方带来的实际损失。

  Within the cooperation period, any Party who terminates the cooperation without a justified reason shall undertake the actual losses caused to the other Party.

6、乙方违反本合同约定的保密义务，应担承担违约责任。

   If Party B violates the confidentiality obligations agreed in the contract, he /she shall be liable for the breach of the contract.

3、

免责条款

IX. Exemption clause

不可抗力（如洪灾、旱灾、铁路中断、地震）等因素致使任何一方未能履行或未能全部履行本协议项下义务的，遭受不可抗力的一方应及时向对方提供相应证明，双方共同商议（或有关主管机关裁决）后，可以根据决议延期履行，部分履行或不履行，并可根据实际情况免于承担全部或部分违约责任。

If any force majeure (such as flood, drought, railway interruption, earthquake) and other factors lead to any Party fails to perform or fails to perform all of its obligations under this agreement, the Party suffering from force majeure shall promptly provide relevant proof to the other Party. After the negotiation of the two parties (or related arbitration of competent authority), according to the resolution, the Party could extent, partial fulfill or do not fulfill the contract, and avoid undertaking the whole obligation or partial obligation for breach of contract according to the actual situation.

十、纠纷解决

X. Dispute resolution

甲乙双方若在合同履行过程中产生纠纷，应本着长期合作共谋发展的原则进行协商；协商不成的，可以申请调解；调解不能达成的，任何一方均有权向甲方所在地人民法院提起诉讼。

If the two parties has dissension during the performance of the contract, both parties shall negotiate based on the principle of long-term cooperation and seek common development; If fail to negotiate, both parties could apply for mediation; If mediation cannot be reached, either Party has the right to sue to the people's court where Party A locates.

十一、合同的终止与解除

XI. Termination of contract

1、合同到期后自动终止，但双方以书面方式同意延期除外。

   It will automatically terminated after the contract expires, except for a extension is agreed in written by both parties.

2、双方中一方违反合同之任意条款者，另一方可以解除合同。

   Either of the parties violates any term of the contract, the other Party may terminate the contract.

3、双方中有一方有破产、清算、解散或被银行列为拒绝往来户，另一方可解除合约。

Either of the parties has the situation of bankruptcy, liquidation, dissolution or is listed by the bank as the dishonored account, the other Party may terminate the contract.

十二、其他

XII. Others

1、本协议自甲乙双方签字盖章之日起生效，一式两份，甲乙双方各执一份，具有相同法律效力；

The agreement comes into effect from the date of signature and seal of both parties and in duplicate, each Party holds one copy with the same legal effect.

2、未经双方约定，本协议不得更改；未尽事宜，由双方另行签订协议作为本协议的补充。

Without mutual agreement, this agreement shall not be altered; Matters not covered in the agreement will be supplemented by other agreements signed by the two parties.

甲方： 广州亲西元食品有限公司

Party A: Guangzhou Qinxiyuan Food Co., Ltd.

签章：/s/ Shili Zhang

Seal:

乙方：烟台益生药业有限公司

Party B: Yantai Yisheng Pharmaceutical Co., Ltd.

签章：/s/

Seal:

丙方：山东省农业科学院

Party C: Shandong Academy of Agricultural Sciences

签章：/s/

Seal:

时间：

Date:

1

订货单

Order

需货方：广州亲西元食品有限公司（甲方）

Purchaser: Guangzhou Qinxiyuan Food Co., Ltd. (Party A)

供货方：烟台益生药业有限公司（乙方）

Supplier: Yantai Yisheng Pharmaceutical Co., Ltd. (Party B)

依据《产品制造及采购协议》（编号：CG-YS-110125）约定，乙方按照本订单约定发货。

According to the agreement of product manufacture and purchase (No. CG-YS-110125)， Party B deliveries goods in accordance with this order.

交易序号 Transaction No.	名称 Name	商标 Brand	单价 Unit price	数量 Quantity	金额（元） Amount(RMB)	收货地址 Shipping address	联系人 Contacts	联系电话 Contact number
1
2
3
5
6
合计： Total:
订单日期： Order date:
乙方发货时间（签章） Delivery time of Party B (seal)

2